UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 29, 2005

                              TREND MINING COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                      0-31159                   81-0304651
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


             301 CENTRAL AVE. #384 Hilton Head, South Carolina 29926
--------------------------------------------------------------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (843) 842-4048

                           SILVER TREND MINING COMPANY
--------------------------------------------------------------------------------
           Former Name or Former Address if Changed Since Last Report

ITEM 8.01 OTHER EVENTS

     On March 28, 2005 Trend Mining Company announced its planned exploration activities on its mineral projects for the remainder of calendar year 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.2 Press release dated March 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TREND MINING COMPANY

                                        (Registrant)

Date: March 29, 2005                    By: /s/ John P. Ryan
                                            -----------------------------------
                                            John P. Ryan
                                            Vice President and Chief Financial
                                            Officer, Secretary and Treasurer